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Exhibit 10.3

CLOSING CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT

        This Closing Contribution, Conveyance and Assumption Agreement (this "Agreement") dated as of 12:01 a.m., Eastern Standard Time, on December 11, 2002, is made and entered into by and among CROSSTEX ENERGY HOLDINGS INC., a Delaware corporation ("Holdings"), CROSSTEX ENERGY, INC., a Texas corporation ("CEI"), CROSSTEX ENERGY, L.P., a Delaware limited partnership ("MLP"), CROSSTEX ENERGY GP, LLC, a Delaware limited liability company ("GP LLC"), CROSSTEX ENERGY GP, L.P., a Delaware limited partnership ("GP LP"), CROSSTEX ENERGY SERVICES GP, LLC, a Delaware limited liability company ("OLP GP"), CROSSTEX ENERGY SERVICES, L.P., a Delaware limited partnership ("OLP") and CROSSTEX PIPELINE, INC., a Texas corporation ("CPI").

RECITALS

        WHEREAS, the actions that are described in the First Contribution, Conveyance and Assumption Agreement, dated November 27, 2002, have occurred;

        WHEREAS, OLP has entered into a credit agreement dated November 26, 2002 with a syndicate of financial institutions led by Union Bank of California, N.A. providing for credit facilities aggregating up to $67.5 million ("Credit Agreement").

        WHEREAS, each of the following matters shall occur in the order indicated:

        1.    CEI will enter into that certain Amended and Restated Limited Liability Company Agreement of GP LLC.

        2.    Holdings will enter into that certain Amended and Restated Limited Liability Company Agreement of Crosstex Asset Management GP, LLC ("CAM GP").

        3.    GP LP and Holdings will enter into that certain Amended and Restated Agreement of Limited Partnership of MLP.

        4.    CPI will convert to Crosstex Pipeline, LLC, a Texas limited liability company ("CPLLC") in accordance with the Texas Limited Liability Company Act ("Texas LLC Act").

        5.    Through a series of transactions, Holdings will contribute all of its equity interest in CPLLC to OLP in exchange for a portion of the limited partner interests of MLP.

        6.    Through a series of transactions, Holdings will contribute a portion of its limited partner interest in MLP to GP LP.

        7.    MLP will enter into that certain Amended and Restated Limited Liability Company Agreement of OLP GP.

        8.    OLP GP and MLP will enter into that certain Amended and Restated Agreement of Limited Partnership of OLP.

        9.    MLP shall sell 2,000,000 common units representing limited partner interests in MLP ("Common Units") to the public (the "Offering").

        10.  The limited partner interests in MLP owned by Holdings will be converted into 4,667,000 subordinated units representing limited partner interests in MLP ("Subordinated Units") and 333,000 Common Units and the right to receive $2.5 million from MLP.

        11.  From the proceeds of the Offering, MLP will distribute $2.5 million to Holdings.

        12.  From the proceeds of the Offering, MLP will pay transaction expenses and contribute the balance of proceeds of the Offering to OLP as a capital contribution.

        13.  OLP will repay indebtedness outstanding under the Credit Agreement with the capital contribution received pursuant to the immediately preceding recital.

        14.  MLP will contribute the proceeds of any exercise of the Option (as defined in Section 3.1) to OLP as a capital contribution.

        15.  OLP will repay indebtedness outstanding under the Credit Agreement with the capital contribution received pursuant to the immediately preceding recital.

        NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

ARTICLE I
Recordation of Evidence of Ownership of Assets

        Section 1.1    In connection with the conversion under the Texas LLC Act that is referred to in the recitals to this Agreement, the parties to this Agreement acknowledge that certain jurisdictions in which the assets of the party to such conversion are located may require that documents be recorded by the entity resulting from such conversion in order to evidence title in such entity. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.

ARTICLE II
Conversion of CPI and Contribution and Distribution of Interests

        The parties hereby agree, as promptly as reasonably practicable, to undertake the following transactions set forth in this Article II in the order set forth in this Article II.

        Section 2.1    Amendment and Restatement of GP LLC Agreement.     CEI will enter into that certain Amended and Restated Limited Liability Company Agreement of GP LLC, substantially in the form attached hereto as Exhibit A.

        Section 2.2    Amendment and Restatement of CAM GP Agreement.     Holdings will enter into that certain Amended and Restated Limited Liablity Company Agreement of CAM GP, substantially in the form attached hereto as Exhibit B.

        Section 2.3    Amendment and Restatement of MLP Agreement.     GP LP and Holdings will enter into that certain Amended and Restated Agreement of Limited Partnership of MLP, substantially in the form attached hereto as Exhibit C.

        Section 2.4    Conversion of CPI to CPLLC.     CPI will convert to CPLLC by taking the steps, executing the documents and making the filings necessary to effect such conversion under the Texas LLC Act.

        Section 2.5    Contribution of CPLLC Interest.     Pursuant to the form of Assignment attached hereto as Exhibit D:

          (a)  Holdings will grant, contribute, transfer, assign and convey to MLP, its successors and assigns, all right, title and interest of Holdings in its membership interest in CPLLC (the "CPLLC Interest"), and MLP will accept the CPLLC Interest as a contribution to the capital of MLP.

          (b)  MLP will grant, contribute, transfer, assign and convey to OLP, its successors and assigns, all right, title and interest of MLP in and to the CPLLC Interest, and OLP will accept the CPLLC Interest as a capital contribution.

        Section 2.6    Transfer of Interests by Holdings to GP LP.     Pursuant to the form of Assignment attached hereto as Exhibit E, Holdings will grant, transfer, assign and convey to GP LP, its successors and assigns, all right, title and interest of Holdings in and to a portion of its limited partner interest in MLP as a contribution to the capital of GP LP, such portion to be an amount sufficient to permit the consummation of the conversions contemplated by Section 2.10 hereof relating to the General Partner Interest (as defined in the MLP Agreement) and the Incentive Distribution Rights (as defined in the MLP Agreement), as a capital contribution.

        Section 2.7    Amendment and Restatement of OLP GP Agreement.     MLP will enter into that certain Amended and Restated Limited Liability Company Agreement of OLP GP, substantially in the form attached hereto as Exhibit F.

        Section 2.8    Amendment and Restatement of OLP Agreement.     OLP GP and MLP will enter into that certain Amended and Restated Agreement of Limited Partnership of OLP, substantially in the form attached hereto as Exhibit G.

        Section 2.9    Public Cash Distribution.     MLP will acknowledge receipt of $37,200,000 in cash (net of underwriting discounts and commissions) obtained from the Offering in exchange for 2,000,000 Common Units.

        Section 2.10    Conversion of General Partner Interest of GP LP.     In accordance with Section 5.2 of the MLP Agreement, the general partner interest and limited partner interest in MLP owned by GP LP will be converted into (i) the General Partner Interest (as defined in the MLP Agreement) and (ii) the Incentive Distribution Rights (as defined in the MLP Agreement). GP LP hereby acknowledges receipt of the General Partner Interest and the Incentive Distribution Rights.

        Section 2.11    Conversion of Limited Partner Interests of Holdings.     In accordance with Section 5.2 of the MLP Agreement, the limited partner interests in MLP owned by Holdings will be converted into (i) 4,667,000 Subordinated Units, (ii) 333,000 Common Units and (iii) the right to receive $2.5 million from MLP.

        Section 2.12    Distribution of Proceeds by MLP to Holdings.     Upon receipt by MLP of the cash contribution set forth in Section 2.9 above (with MLP having paid approximately $2.5 million for fees and expenses in connection with the Offering and related transactions) MLP will grant, distribute, transfer, assign and convey to Holdings, cash in the amount of $2.5 million in satisfaction of the obligation identified in Section 2.11.

        Section 2.13    MLP Capital Contribution to OLP.     Upon receipt by MLP of the cash contribution set forth in Section 2.9 above, MLP will contribute to the capital of OLP the remaining proceeds from the Offering.

        Section 2.14    OLP Use of Proceeds.     The parties to this Agreement acknowledge that OLP will use the cash received as set forth in Section 2.13 above for the repayment of indebtedness outstanding under the Credit Agreement.

ARTICLE III
Over-Allotment Option

        Section 3.1    Purchase of Additional Common Units.     The underwriters of the Offering were granted a 30-day option (the "Option") to purchase up to 300,000 Common Units. If the Option is exercised in full, the parties to this Agreement acknowledge that an additional cash contribution of $5,580,000 will be made from the public to MLP, through the underwriters, in exchange for 300,000 Common Units.

        Section 3.2    Exercise of Over-Allotment Option.     In the event that the Option is exercised, in whole or in part, MLP will contribute the proceeds of the exercise of the Option to the capital of OLP.

        Section 3.3    OLP Use of Over-Allotment Proceeds.     The parties to this Agreement acknowledge that OLP will use the cash received as set forth in Section 3.2 above for the repayment of indebtedness outstanding under the Credit Agreement.

ARTICLE IV
Further Assurances

        Section 4.1    From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE V
Miscellaneous

        Section 5.1    Order of Completion of Transactions.     The transactions provided for in Article II of this Agreement shall be completed in the order set forth in that article.

        Section 5.2    Headings; References; Interpretation.     All article and section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to articles, sections, and exhibits shall, unless the context requires a different construction, be deemed to be references to the articles, sections and exhibits of this Agreement, respectively, and all such exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

        Section 5.3    Successors and Assigns.     The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

        Section 5.4    No Third Party Rights.     The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

        Section 5.5    Counterparts.     This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

        Section 5.6    Governing Law.     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, shall apply.

        Section 5.7    Severability.     If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

        Section 5.8    Amendment or Modification.     This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

        Section 5.9    Integration.     This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

        Section 5.10    Representations and Warranties.     Each party hereto represents and warrants to each of the other parties hereto as follows:

          (a)  Such party has the right, power and authority for, and has taken all necessary corporate and other action to authorize, the execution, delivery and performance of the transactions contemplated by this Agreement;

          (b)  This Agreement has been duty executed and delivered by the duly authorized officers of such party and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms; and

          (c)  Any property or right being transferred and assigned by such party hereunder to another party is owned by such transferor/assignor, free and clear or all liens, claims and encumbrances and upon such transfer the transferee/assignee will succeed to all right, title and ownership in such property or right.

        THE PARTIES ACKNOWLEDGE AND AGREE THAT, EXCEPT FOR THE FOREGOING REPRESENTATIONS AND WARRANTIES, ALL PROPERTY AND RIGHTS TRANSFERRED AND ASSIGNED PURSUANT TO THIS AGREEMENT ARE BEING TRANSFERRED AND ASSIGNED ON AN AS-IS, WHERE-IS BASIS AND NO OTHER REPRESENTATIONS AND WARRANTIES ARE MADE WITH RESPECT TO SUCH PROPERTY OR RIGHTS.

        Section 5.11    Costs.     Each transferee/assignee hereunder shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith.

        Section 5.12    Deed; Bill of Sale; Assignment.     To the extent required by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of assets.

[The Remainder Of This Page is Intentionally Left Blank]

        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date and time first above written.

HOLDINGS:	CROSSTEX ENERGY HOLDINGS INC., a Delaware corporation

	By:	/s/ BRYAN H. LAWRENCE
		Name:	Bryan H. Lawrence
		Title:	Chairman

CEI:	CROSSTEX ENERGY, INC., a Texas corporation

	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President

MLP:	CROSSTEX ENERGY, L.P., a Delaware limited partnership

	By:	Crosstex Energy GP, L.P., a Delaware limited partnership, its general partner
	By:	Crosstex Energy GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President

GP LLC:	CROSSTEX ENERGY GP, LLC, a Delaware limited liability company

	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President

S-1

GP LP:	CROSSTEX ENERGY GP, L.P., a Delaware limited partnership
	By:	Crosstex Energy GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President

OLP:	CROSSTEX ENERGY SERVICES, L.P., a Delaware limited partnership
	By:	Crosstex Energy Services GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President

OLP GP:	CROSSTEX ENERGY SERVICES GP, LLC, a Delaware limited liability company

	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President

CPI:	CROSSTEX PIPELINE, INC., a Texas corporation

	By:	/s/ BARRY E. DAVIS
		Name:	Barry E. Davis
		Title:	President

S-2

Exhibit A

Form of Amended and Restated Limited Liability Company Agreement of GP LLC

A-1

Exhibit B

Form of Amended and Restated Limited Liability Company Agreement of CAM GP

B-1

Exhibit C

Form of Amended and Restated Agreement of Limited Partnership of MLP

C-1

Exhibit D

ASSIGNMENT

        THIS ASSIGNMENT (this "Assignment") is made and entered into at             a.m., Eastern Standard Time, on December            , 2002, by and among Crosstex Energy Holdings Inc., a Delaware corporation ("Assignor"), Crosstex Energy, L.P., a Delaware limited partnership ("Assignee") and Crosstex Energy Services, L.P., a Delaware limited partnership ("OLP").

RECITALS

        WHEREAS, Assignor desires to contribute, as a contribution to the capital of Assignee, all of its membership interest (the "CPLLC Interest") in Crosstex Pipeline, LLC, a Texas limited liability company (the "Company"), and Assignee desires to accept such contribution as a contribution to the capital of OLP; and

        WHEREAS, Assignee desires to contribute, as a contribution to the capital of OLP, all of its interest in and to the CPLLC Interest, and OLP desires to accept such contribution as a contribution to the capital of OLP.

        NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1.    Assignment.

          (a)  As a contribution to the capital of Assignee, Assignor hereby irrevocably grants, contributes, transfers, assigns and conveys to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the CPLLC Interest, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and hereby withdraws as a member of the Company.

          (b)  As a contribution to the capital of OLP, Assignee hereby irrevocably grants, contributes, transfers, assigns and conveys to OLP, its successors and assigns, all of Assignee's right, title and interest in and to the CPLLC Interest, free and clear of any lien, pledge, security interest, encumbrance or claim of any kind, and hereby withdraws as a member of the Company.

        2.    Acceptance.

          (a)  Assignee hereby accepts the assignment of the CPLLC Interest as a contribution by Assignor to the capital of Assignee, and agrees to be bound by the Articles of Organization and Regulations of the Company from and after the date hereof until the CPLLC Interest is transferred and assigned to OLP in accordance with the terms of this Assignment.

          (b)  OLP hereby accepts the assignment of the CPLLC Interest as a contribution by Assignee to the capital of OLP, and agrees to be bound by the Articles of Organization and Regulations of the Company from and after the date hereof.

        3.    Authority.     Each party hereto has complete and unrestricted power and authority to enter into this Assignment and to sell, assign and transfer its right, title and interest in the CPLLC Interest, and such sale, assignment and transfer does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.     Each party hereto agrees that it shall execute and deliver or cause to be executed and delivered from time to time such instruments, documents, agreements, consents and assurances and take such other action as any other party hereto reasonably may require to more effectively assign and transfer to and vest in such party the rights and interests assigned hereunder.

        5.    Binding Effect.     This instrument shall be binding upon the parties hereto and shall inure to the benefit of and be enforceable by their respective successors and assigns.

        IN WITNESS WHEREOF, the parties have executed this Assignment as of the date and time first written above.

ASSIGNOR:

CROSSTEX ENERGY HOLDINGS INC.

By:

Name:

Title:

ASSIGNEE:

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, L.P., its general partner

	By:	Crosstex Energy GP, LLC, its general partner

By:

Name:

Title:

OLP:

CROSSTEX ENERGY SERVICES, L.P.

By:	Crosstex Energy Services GP, LLC, its general partner

By:

Name:

Title:

        The undersigned party joins in the execution of this Assignment solely for the purpose of consenting to transactions contemplated hereby.

ACKNOWLEDGED AND AGREED:

CROSSTEX PIPELINE, LLC

By:

Name:

Title:

Date: a.m., December , 2002

Exhibit E

ASSIGNMENT

        THIS ASSIGNMENT (this "Assignment") is made and entered into at             a.m., Eastern Standard Time, on December             , 2002, by Crosstex Energy Holdings Inc., a Delaware corporation ("Assignor"), and Crosstex Energy GP, L.P., a Delaware limited partnership ("Assignee").

RECITALS

        WHEREAS, Assignor desires to contribute, as a contribution to the capital of Assignee, a portion of its limited partner interest in Crosstex Energy, L.P., a Delaware limited partnership ("MLP"), and Assignee desires to accept the MLP Interest (as hereinafter defined) as a capital contribution; and

        NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties agree as follows:

        1.    Assignment.    As a contribution to the capital of Assignee, Assignor hereby irrevocably grants, contributes, transfers, assigns and conveys to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to a portion of the limited partner interest the amount of which shall be sufficient to permit the consummation of the conversions contemplated by Section 2.10 of that certain Closing Contribution, Conveyance and Assumption Agreement, by and among Assignor, Assignee and the other parties thereto (the "MLP Interest"), free and clear of any lien, pledge, security interest, encumbrance or claim of any kind.

        2.    Acceptance.    Assignee hereby accepts the assignment of the MLP Interest as a contribution by Assignor to the capital of Assignee, and agrees to be bound by the Certificate of Limited Partnership and Limited Partnership Agreement of MLP from and after the date hereof.

        3.    Authority.    Assignor has complete and unrestricted power and authority to enter into this Assignment and to sell, assign and transfer its right, title and interest in the MLP Interest, and such sale, assignment and transfer does not and will not require the consent or approval of any third person or governmental entity that has not been obtained.

        4.    Further Assurances.    Assignor agrees that it shall execute and deliver or cause to be executed and delivered from time to time such instruments, documents, agreements, consents and assurances and take such other action as Assignee reasonably may require to more effectively assign and transfer to and vest in Assignee the rights and interests assigned hereunder.

        5.    Binding Effect.    This instrument shall be binding upon the parties hereto and shall inure to the benefit of and be enforceable by their respective successors and assigns.

E-1

        IN WITNESS WHEREOF, the parties have executed this Assignment as of the date and time first written above.

ASSIGNOR:

CROSSTEX ENERGY HOLDINGS INC.

By:

Name:

Title:

ASSIGNEE:

CROSSTEX ENERGY GP, L.P.

	By:	Crosstex Energy GP, LLC, its general partner

By:

Name:

Title:

E-2

Exhibit F

Form of Amended and Restated Limited Liability Company Agreement of OLP GP

F-1

Exhibit G

Form of Amended and Restated Agreement of Limited Partnership of OLP

G-1

QuickLinks

  Exhibit 10.3
CLOSING CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
ARTICLE I Recordation of Evidence of Ownership of Assets
ARTICLE II Conversion of CPI and Contribution and Distribution of Interests
  Section 2.1 Amendment and Restatement of GP LLC Agreement.
  Section 2.2 Amendment and Restatement of CAM GP Agreement.
  Section 2.3 Amendment and Restatement of MLP Agreement.
  Section 2.4 Conversion of CPI to CPLLC.
  Section 2.5 Contribution of CPLLC Interest.
  Section 2.6 Transfer of Interests by Holdings to GP LP.
  Section 2.7 Amendment and Restatement of OLP GP Agreement.
  Section 2.8 Amendment and Restatement of OLP Agreement.
  Section 2.9 Public Cash Distribution.
  Section 2.10 Conversion of General Partner Interest of GP LP.
  Section 2.11 Conversion of Limited Partner Interests of Holdings.
  Section 2.12 Distribution of Proceeds by MLP to Holdings.
  Section 2.13 MLP Capital Contribution to OLP.
  Section 2.14 OLP Use of Proceeds.
ARTICLE III Over-Allotment Option
  Section 3.1 Purchase of Additional Common Units.
  Section 3.2 Exercise of Over-Allotment Option.
  Section 3.3 OLP Use of Over-Allotment Proceeds.
ARTICLE IV Further Assurances
ARTICLE V Miscellaneous
  Section 5.1 Order of Completion of Transactions.
  Section 5.2 Headings; References; Interpretation.
  Section 5.3 Successors and Assigns.
  Section 5.4 No Third Party Rights.
  Section 5.5 Counterparts.
  Section 5.6 Governing Law.
  Section 5.7 Severability.
  Section 5.8 Amendment or Modification.
  Section 5.9 Integration.
  Section 5.10 Representations and Warranties.
  Section 5.11 Costs.
  Section 5.12 Deed; Bill of Sale; Assignment.
Exhibit A Form of Amended and Restated Limited Liability Company Agreement of GP LLC
Exhibit B Form of Amended and Restated Limited Liability Company Agreement of CAM GP
Exhibit C Form of Amended and Restated Agreement of Limited Partnership of MLP
Exhibit D ASSIGNMENT
  1. Assignment.
  2. Acceptance.
  3. Authority.
  4. Further Assurances.
  5. Binding Effect.
Exhibit E ASSIGNMENT
RECITALS
Exhibit F Form of Amended and Restated Limited Liability Company Agreement of OLP GP
Exhibit G Form of Amended and Restated Agreement of Limited Partnership of OLP